                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K
                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 16, 1998
                                          -------------


                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



          Virginia                         0-25762              54-1719855
-------------------------------         -------------       -------------------
(State or other jurisdiction of         (Commission          (IRS Employer
      incorporation)                     File Number)       Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                    23060
--------------------------------------------------                -------------
     (Address of principal executive offices)                      (Zip Code)

              (Registrant's telephone number, including area code):
                                 (804) 967-1000

         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.        OTHER EVENTS.

               The June 1998 monthly Certificateholder's Statements to investors were distributed July 16, 1998.


ITEM 7 (c).    EXHIBITS

               The following are filed as exhibits to this Report under Exhibit 20:

               1.   June Performance Summary

               2. Series 1993-1 Class A and Class B Certificateholder's Statements for the month of June 1998.

               3. Series 1993-4 Class A and Class B Certificateholder's Statements for the month of June 1998.

               4. Series 1994-3 Class A and Class B Certificateholder's Statements for the month of June 1998.

               5. Series 1994-A Certificateholders' Statement for the month of June 1998.

               6. Series 1995-1 Class A and Class B Certificateholder's Statements for the month of June 1998.

               7. Series 1995-2 Class A and Class B Certificateholder's Statements for the month of June 1998.

               8. Series 1995-3 Class A and Class B Certificateholder's Statements for the month of June 1998.

               9. Series 1995-4 Class A and Class B Certificateholder's Statements for the month of June 1998.

               10. Series 1996-1 Class A and Class B Certificateholder's Statements for the month of June 1998.

               11. Series 1996-2 Class A and Class B Certificateholder's Statements for the month of June 1998.

               12. Series 1996-3 Class A and Class B Certificateholder's Statements for the month of June 1998.

               13. Series 1997-1 Class A and Class B Certificateholder's Statements for the month of June 1998.

               14. Series 1997-2 Class A and Class B Certificateholder's Statements for the month of June 1998.

               15. Series 1998-1 Class A and Class B Certificateholder's Statements for the month of June 1998.

               16.  Trust Excess Spread Analysis

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                    CAPITAL ONE MASTER TRUST

                                    By:  CAPITAL ONE BANK
                                         Servicer


                                    By:  /s/ David M. Willey
                                         -----------------------------------
                                         David M. Willey
                                         Senior Vice President and Treasurer
Date: July 16, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 ---------------


                                    EXHIBITS

                                       TO

                                    FORM 8-K


                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                             SEQUENTIALLY
EXHIBIT                                                                      NUMBERED
NUMBER           EXHIBITS                                                    PAGE
-------          --------                                                    ------------
      1          June Performance Summary                                            07

      2          Series 1993-1 Class A and Class B Certificate-
                 holder's Statements for the month of June 1998                      09

      3          Series 1993-4 Class A and Class B Certificate-
                 holder's Statements for the month of June 1998                      11

      4          Series 1994-3 Class A and Class B Certificate-
                 holder's Statements for the month of June 1998                      13

      5          Series 1994-A Certificateholder's Statement for
                 the month of June 1998                                              15

      6          Series 1995-1 Class A and Class B Certificate-
                 holder's Statements for the month of June 1998                      16

      7          Series 1995-2 Class A and Class B Certificate-
                 holder's Statements for the month of June 1998                      18

      8          Series 1995-3 Class A and Class B Certificate-
                 holder's Statements for the month of June 1998                      20

      9          Series 1995-4 Class A and Class B Certificate-
                 holder's Statements for the month of June 1998                      22

      10         Series 1996-1 Class A and Class B Certificate-
                 holder's Statements for the month of June 1998                      24


      11         Series 1996-2 Class A and Class B Certificate-
                 holder's Statements for the month of June 1998                      26

      12         Series 1996-3 Class A and Class B Certificate-
                 holder's Statements for the month of June 1998                       28

      13         Series 1997-1 Class A and Class B Certificate-
                 holder's Statements for the month of June 1998                       30

      14         Series 1997-2 Class A and Class B Certificate-
                 holder's Statements for the month of June 1998                       32

      15         Series 1998-1 Class A and Class B Certificate-
                 holder's Statements for the month of June 1998                       35

      16         Trust Excess Spread Analysis                                         38